UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


         Date of Report (date of earliest event reported): May 31, 1999





                                 PALADYNE CORP.
             (Exact name of Registrant as Specified in its Charter)


DELAWARE                   0-22969                    59-3562953
--------                   -------                    ----------
(State or Other            (Commission                (IRS Employer
Jurisdiction)              File Number)               Identification Number


                     615 Crescent Executive Court, Suite 128
                               Lake Mary, FL 32746




Registrant's Telephone Number, Including Area Code:(407) 333-2488
                                                   --------------

                                    FORM 8-K

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     This report includes the financial statements previously discussed in the Company's form 10-QSB covering the quarter ended May 31, 1999, accordingly reference is made to that filing (No. 0-22969) for matters incorporated by reference.

     Effective as of May 31, 1999, Paladyne Corp. closed two separate agreements to sell the assets of two wholly-owned subsidiaries, WG Controls, Inc. ("WG") and Primus Marketing Associates, Inc., ("PMA"). Both WG and PMA are sales representative firms that provide field sales and business development support for specified product lines and territories for clients in the cable TV and telecommunications (both voice and data networking) industry. The Company has made a strategic decision that sales representative firms no longer are part of its central focus.

WG Controls, Inc.

Effective as of May 31, 1999 Paladyne Corp. closed a "Business Assets Sales Contract" ("Agreement") with WG Technologies, Inc. an Illinois Corporation, ("WGT") related to the disposition by the Company of substantially all the assets of WG Controls, Inc., the Company's wholly-owned subsidiary. WGT is headed by Randall R. Thompson who has been the President of WG Controls, Inc, for approximately the past year. WGT was formed for the purpose of acquiring the assets of WG Controls, Inc. and has no legal relationship to the Company.


The total sales price of the transaction is $479,539.98. The Agreement calls for the sale of all the assets of WG Controls, Inc. for $275,000 in cash payable as follows: $100,000 upon signing the agreement, which was paid at the closing, $150,000 prior to June 15, 1999, which has been received and $25,000 together with accrued interest on or before June 1, 2001. Additionally, WGT has agreed to assume debt payable to the original owners of WG Controls, Inc. in the amount of $195,764. All debt holders agreed to this assignment of debt to WGT.

Additionally, WGT agreed to hire all existing employees of WG Controls, Inc. as employees of WG Technologies, Inc. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $428,000, calculated as follows: goodwill amortization of approximately $624,000, the book value of the assets acquired of $249,000, accelerated amortization of non-compete agreements of approximately $26,000, offset by the consideration paid and debt assumed of approximately $471,000.

Primus Marketing Associates

On June 28, 1999, but effective as of May 31, 1999 Paladyne Corp. closed on an "Asset Purchase Agreement" ("Agreement") with Primus Marketing, LLC, a Minnesota Limited Liability Corporation, ("Primus LLC") related to the disposition by the Company of substantially all the assets of Primus Marketing Associates, Inc., ("PMA") the Company's wholly-owned subsidiary. Primus LLC is headed by John Primus who has been the President of PMA since the Company's acquisition of PMA in June, 1998. Primus LLC was formed for the purpose of acquiring the assets of PMA and has no legal relationship to the Company.

The total sales price of the transaction is approximately $52,500. The Agreement calls for the sale of all the assets of PMA for $12,500 in cash paid at closing, and the return of 107,143 shares of the Company's Common Stock issued when the Company acquired PMA.

Additionally, Primus LLC agreed to hire all existing employees PMA as employees of Primus LLC. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $311,000 calculated as follows: goodwill amortization of approximately $176,000 the book value of the assets acquired of $187,000 offset by the cash paid of $12,500 and stock returned having a value of approximately $40,000.


The Company intends to use the proceeds from the sale of these two non-strategic units to further the development of its core database software and services capabilities.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (a) Pro forma financial information.

          1. Pro forma condensed consolidated statements of operations of Paladyne Corp. (f/k/a/ Synaptx Worldwide, Inc.) for the year ended August 31, 1998 (unaudited)

          1. Pro forma condensed consolidated statements of operations of Paladyne Corp. for the nine months ended May 31, 1999 (unaudited)

         (c)  Exhibits included herewith:

Exhibit 10.1 Business Assets Sales Contract by and between Paladyne Corp. and WG Technologies, Inc. was filed as Exhibit 10.1 to a report on Form 8-K (No. 0-22969) and the same is incorporated herein by reference.

Exhibit 10.2 Asset Purchase Agreement by and between Paladyne Corp. and Primus Marketing, LLC. was filed as Exhibit 10.1 to a report on Form 8-K (No. 0-22969) and the same is incorporated herein by reference

                         PALADYNE CORP. AND SUBSIDIARIES

                   Pro Forma Consolidated Financial Statements
                           Year Ended August 31, 1998


     The following unaudited pro forma consolidated statements of operations for the year ended August 31, 1998 and the nine months ended May 31, 1999 give effect to the disposition of WG Controls, Inc. and Primus Marketing Associates, Inc. which were effective as of May 31, 1999. The pro forma information has been prepared as if the dispositions occurred on August 31, 1997 or more properly as if they had never occurred at all since both of their original acquisitions were after August 31, 1997.

     The unaudited pro forma statements of operations have been prepared by management based upon the financial statements of Paladyne Corp. and the disposed of entities. These pro forma results may not be indicative of the results that actually would have occurred if the combination had been in effect since inception or which may be obtained in the future.

     Paladyne Corp. is the successor company to Synaptx Worldwide, Inc. All financial information presented up to the migratory merger into Paladyne Corp. on March 3, 1999 is that of Synaptx Worldwide, Inc.

                         PALADYNE CORP. AND SUBSIDIARIES
            Consolidated Condensed Pro Forma Statements of Operations
                           Year Ended August 31, 1998
                                   (Unaudited)



                                        Synaptx                WG            Primus        Pro forma
                                      Worldwide         Controls,         Marketing      Adjustments            Pro forma
                                           Inc.              Inc.        Associates         Increase        Consolidation

REVENUES                            $ 5,798,184         $ 642,841        $  189,084      $       -            $ 4,966,259
COST OF REVENUES                      4,787,349           511,655           131,175              -              4,144,519
                                     ----------         ---------        ----------      ----------           -----------
GROSS PROFIT                          1,010,835           131,186            57,909              -                821,740

EXPENSES
  Selling, general
     & administrative                 2,023,173           346,429            45,068              -              1,631,676
  Depreciation                           98,288             3,303             3,591              -                 91,394
  Amortization                        1,956,130               -                  -          (52,164)            1,903,966
  Interest expense (income), net         64,437               -                 397              -                 64,040
                                      ---------         ---------        ----------      ----------           -----------
  Total expenses                      4,142,028           349,732            49,056         (52,164)            3,691,076
                                      ---------         ---------        ----------      ----------           -----------

NET (LOSS) INCOME                   $(3,131,193)        $(218,547)       $    8,853      $   52,164           $(2,869,335)
                                     ==========         =========        ==========      ==========           ===========

Cumulative convertible preferred
 stock dividend requirements             27,200                -                 -          (27,200)                   -
                                    -----------         ---------        ----------      ----------           -----------

Net loss applicable to
 common shareholders                (3,158,393)         $(218,547)       $    8,853       $  79,364           $(2,869,335)
                                    ===========         =========         =========        ========           ===========

Weighted Average Shares
Outstanding                           5,559,297                                             500,001             5,059,296
                                    ===========                                             =======             =========

NET LOSS PER SHARE OF
COMMON STOCK                        $     (0.57)                                                                $   (0.57)
                                    ===========                                                                ==========


                         PALADYNE CORP. AND SUBSIDIARIES
                 Note to Condensed Pro Forma Financial Statement
                 -----------------------------------------------

Effective as of May 31, 1999, Paladyne Corp. (the "Company") closed two separate agreements to sell the assets of two wholly-owned subsidiaries, WG Controls, Inc. ("WG") and Primus Marketing Associates, Inc., ("PMA"). Both WG and PMA are sales representative firms that provide field sales and business development support for specified product lines and territories for clients in the cable TV and telecommunications (both voice and data networking) industry. The Company has made a strategic decision that sales representative firms no longer are part of its central focus.

WG Controls, Inc.

Effective as of May 31, 1999 Paladyne Corp. closed a "Business Assets Sales Contract" ("Agreement") with WG Technologies, Inc. an Illinois Corporation, ("WGT") related to the disposition by the Company of substantially all the assets of WG Controls, Inc., the Company's wholly-owned subsidiary. WGT is headed by Randall R. Thompson who has been the President of WG Controls, Inc, for approximately the past year. WGT was formed for the purpose of acquiring the assets of WG Controls, Inc. and has no legal relationship to the Company.


The total sales price of the transaction is $479,539.98. The Agreement calls for the sale of all the assets of WG Controls, Inc. for $275,000 in cash payable as follows: $100,000 upon signing the agreement, which was paid at the closing, $150,000 prior to June 15, 1999, which has been received and $25,000 together with accrued interest on or before June 1, 2001. Additionally, WGT has agreed to assume debt payable to the original owners of WG Controls, Inc. in the amount of $195,764. All debt holders agreed to this assignment of debt to WGT.

Additionally, WGT agreed to hire all existing employees of WG Controls, Inc. as employees of WG Technologies, Inc. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $428,000, calculated as follows: goodwill amortization of approximately $624,000, the book value of the assets acquired of $249,000, accelerated amortization of non-compete agreements of approximately $26,000, offset by the consideration paid and debt assumed of approximately $471,000.

Primus Marketing Associates

On June 28, 1999, but effective as of May 31, 1999 Paladyne Corp. closed on an "Asset Purchase Agreement" ("Agreement") with Primus Marketing, LLC, a Minnesota Limited Liability Corporation, ("Primus LLC") related to the disposition by the Company of substantially all the assets of Primus Marketing Associates, Inc., ("PMA") the Company's wholly-owned subsidiary. Primus LLC is headed by John Primus who has been the President of PMA since the Company's acquisition of PMA in June, 1998. Primus LLC was formed for the purpose of acquiring the assets of PMA and has no legal relationship to the Company.

The total sales price of the transaction is approximately $52,500. The Agreement calls for the sale of all the assets of PMA for $12,500 in cash paid at closing, and the return of 107,143 shares of the Company's Common Stock issued when the Company acquired PMA.

Additionally, Primus LLC agreed to hire all existing employees PMA as employees of Primus LLC. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $311,000 calculated as follows: goodwill amortization of approximately $176,000 the book value of the assets acquired of $187,000 offset by the cash paid of $12,500 and stock returned having a value of approximately $40,000.


The Company intends to use the proceeds from the sale of these two non-strategic units to further the development of its core database software and services capabilities.


Pro forma adjustments related to the disposition of the two subsidiaries consist of amortization of the goodwill related to the original acquistions, and elimination of the preferred stock dividend that exists only as a result of the initial WG acquisition.

                         PALADYNE CORP. AND SUBSIDIARIES

                   Pro Forma Consolidated Financial Statements
                         Nine Months Ended May 31, 1999

     The following unaudited pro forma consolidated statements of operations for the nine months ended May 31, 1999 give effect to the disposition of WG Controls, Inc. and Primus Marketing Associates, Inc. which were effective as of May 31, 1999. The pro forma information has been prepared as if the dispositions occurred on August 31, 1997 or more properly as if they had never occurred at all since both of their original acquisitions were after August 31, 1997.

     The unaudited pro forma statements of operations have been prepared by management based upon the financial statements of Paladyne Corp. and the disposed of entities. These pro forma results may not be indicative of the results that actually would have occurred if the combination had been in effect since inception or which may be obtained in the future.

     Paladyne Corp. is the successor company to Synaptx Worldwide, Inc. All financial information presented up to the migratory merger into Paladyne Corp. on March 3, 1999 is that of Synaptx Worldwide, Inc.

                         PALADYNE CORP. AND SUBSIDIARIES
            Consolidated Condensed Pro Forma Statements of Operations
                         Nine Months Ended May 31, 1999
                                   (Unaudited)



                                                               WG            Primus        Pro forma
                                        Paladyne         Controls,         Marketing      Adjustments           Pro forma
                                           Corp.              Inc.        Associates         Increase       Consolidation

REVENUES                            $  2,860,381        $       -        $        -      $         -          $ 2,860,381
COST OF REVENUES                       2,403,955                -                 -                -            2,403,955
                                      ----------         ---------          --------        ---------           ---------
GROSS PROFIT                             456,426                -                 -                -              456,426

EXPENSES
  Selling, general
     & administrative                    968,391                -                 -                -              968,391
  Depreciation                            67,320                -                 -                -               67,320
  Amortization                                -                 -                 -                -                   -
  Interest expense (income), net          49,196                -                 -                -               49,196
                                        --------         ---------         ---------        ---------           ---------
  Total expenses                       1,084,907                -                 -                -            1,084,907
                                       ---------         ---------         ---------        ---------           ---------

NET (LOSS) INCOME - Continuing
       operations                      $(628,481)       $       -        $        -       $        -           $ (628,481)
                                        ========         =========         =========        =========           =========

Discontinued Operations
     Income from operations of
         Disposed units                   56,081            98,823           121,236          (68,889)            (95,089)
     Loss on disposal                   (675,194)               -                 -          (738,698)             63,504
                                       ---------         ---------         ---------        ---------           ---------
Loss on discontinued operations         (619,113)           98,823           121,236         (807,587)            (31,585)
                                       ---------         ---------         ---------         --------           ---------

NET LOSS                              (1,247,594)           98,823           121,236         (807,587)           (660,066)

Cumulative convertible preferred
 stock dividend requirements              30,600                -                 -           (30,600)                 -
                                     -----------         ---------          --------         --------           ---------

Net loss applicable to
 common shareholders                  (1,278,194)       $   98,823         $ 121,236        $(838,187)         $ (660,066)
                                     ===========         =========          ========        =========           =========

Weighted Average Shares
Outstanding                            6,526,481                                              500,001          6,026,480
                                     ===========                                              =======          =========

NET LOSS PER SHARE OF
COMMON STOCK                         $     (0.20)                                                              $    (0.11)
                                     ===========                                                                =========



                         PALADYNE CORP. AND SUBSIDIARIES

                Note to Condensed Pro Forma Financial Statements
                ------------------------------------------------


     Effective as of May 31, 1999, Paladyne Corp. (the "Company") closed two separate agreements to sell the assets of two wholly-owned subsidiaries, WG Controls, Inc. ("WG") and Primus Marketing Associates, Inc., ("PMA"). Both WG and PMA are sales representative firms that provide field sales and business development support for specified product lines and territories for clients in the cable TV and telecommunications (both voice and data networking) industry. The Company has made a strategic decision that sales representative firms no longer are part of its central focus.

WG Controls, Inc.

Effective as of May 31, 1999 Paladyne Corp. closed a "Business Assets Sales Contract" ("Agreement") with WG Technologies, Inc. an Illinois Corporation, ("WGT") related to the disposition by the Company of substantially all the assets of WG Controls, Inc., the Company's wholly-owned subsidiary. WGT is headed by Randall R. Thompson who has been the President of WG Controls, Inc, for approximately the past year. WGT was formed for the purpose of acquiring the assets of WG Controls, Inc. and has no legal relationship to the Company.

The total sales price of the transaction is $479,539.98. The Agreement calls for the sale of all the assets of WG Controls, Inc. for $275,000 in cash payable as follows: $100,000 upon signing the agreement, which was paid at the closing, $150,000 prior to June 15, 1999, which has been received and $25,000 together with accrued interest on or before June 1, 2001. Additionally, WGT has agreed to assume debt payable to the original owners of WG Controls, Inc. in the amount of $195,764. All debt holders agreed to this assignment of debt to WGT.

Additionally, WGT agreed to hire all existing employees of WG Controls, Inc. as employees of WG Technologies, Inc. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $428,000, calculated as follows: goodwill amortization of approximately $624,000, the book value of the assets acquired of $249,000, accelerated amortization of non-compete agreements of approximately $26,000, offset by the consideration paid and debt assumed of approximately $471,000.

Primus Marketing Associates

On June 28, 1999, but effective as of May 31, 1999 Paladyne Corp. closed on an "Asset Purchase Agreement" ("Agreement") with Primus Marketing, LLC, a Minnesota Limited Liability Corporation, ("Primus LLC") related to the disposition by the Company of substantially all the assets of Primus Marketing Associates, Inc., ("PMA") the Company's wholly-owned subsidiary. Primus LLC is headed by John Primus who has been the President of PMA since the Company's acquisition of PMA in June, 1998. Primus LLC was formed for the purpose of acquiring the assets of PMA and has no legal relationship to the Company.

The total sales price of the transaction is approximately $52,500. The Agreement calls for the sale of all the assets of PMA for $12,500 in cash paid at closing, and the return of 107,143 shares of the Company's Common Stock issued when the Company acquired PMA.

Additionally, Primus LLC agreed to hire all existing employees PMA as employees of Primus LLC. The Company and key employees mutually released each other from any existing employment and non-competition agreements with no harm to either party.

The Company recognized a loss on the sale of this transaction of approximately $311,000 calculated as follows: goodwill amortization of approximately $176,000 the book value of the assets acquired of $187,000 offset by the cash paid of $12,500 and stock returned having a value of approximately $40,000.


The Company intends to use the proceeds from the sale of these two non-strategic units to further the development of its core database software and services capabilities.


Pro forma adjustments related to the disposition of the two subsidiaries consist of (1) ordinary amortization of the goodwill related to the original acquistions, (2) the loss on the transactions which includes amortizing the remaining goodwill, and (3) elimination of the preferred stock dividend that exists only as a result of the initial WG acquisition.

 SIGNATURES



     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PALADYNE CORP.



Date:  July 31, 1999               /s/ Ronald L. Weindruch
                                   RONALD L. WEINDRUCH, President and
                                   Chief Executive Officer




Date:  July 31, 1999               /s/ William E. Morris
                                   WILLIAM E. MORRIS,
                                   Controller